Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[ARTWORK]

GROWTH EQUITY


Annual Report
2002

DELAWARE

Small Cap Growth Fund


[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                     1

Portfolio Management Review                3

At Delaware                                5

Performance Summary                        6

Financial Statements:

 Statement of Net Assets                   7

 Statement of Operations                   9

 Statement of Changes in Net Assets       10

 Financial Highlights                     11

 Notes to Financial Statements            12

 Report of Independent Auditors           14

Board of Trustees/Officers                15

Letter                                           Delaware Small Cap Growth Fund
  to Shareholders                                July 9, 2002

Recap of Events

At the midpoint of 2002, U.S. equities appeared to be on their way to a third calendar year of negative returns. With reports of corporate accounting malpractice dominating business headlines, negative sentiment was running rampant in the marketplace as we entered the third quarter.

Following a strong recovery by stocks during the fourth quarter of 2001, major equity indexes began to decline and by June had fallen to levels near, or past, their previous low points since the market peak of March 2000. In fact, the just-closed quarter was the worst second quarter of any year since 1970 for the Dow Jones Industrial Average (Source: The Wall Street Journal Market Data Group). As investors continued to fret about a range of issues, including terrorism, corporate accounting practices, and potential weakness in the current economic recovery, equity prices became further depressed in most industries. By the end of June, the negative sentiment in the stock market felt like a polar opposite of 1999's period of "irrational exuberance." On many days, the stock market lost ground regardless of the tone of the day's business news.

Delaware Small Cap Growth Fund returned -4.35% (Class A shares at net asset value with distributions reinvested) during the 11 months from its inception (July 31, 2001) to June 30, 2002. By comparison, your Fund bettered its benchmark index, the Russell 2000 Growth Index, which lost -18.01% during the period. The average small-cap growth fund for the period averaged a -17.53% decline as measured by your Fund's peer group, the Lipper Small Cap Growth Funds Average.

We believe extreme bearish sentiment in the market this summer may actually be a long-term bullish sign for committed investors. None of the reasons discussed above suggests that investors' current outlook should be so negative. A core principle of long-term investing is that no trend lasts forever. Market history tells us that down markets usually create long-range opportunities. No one knows whether the stock market is going up, down, or sideways over the next few months, or even years. What we do know is that, when compared to many other assets, equities offer strong long-term capital appreciation potential.

Although last year's recession appears more severe than previously believed, the economic rebound of 2002 continues albeit at a modest pace. The annual growth rate for gross domestic product in the first quarter far surpassed the rate predicted by a Wall Street Journal survey of 55 professional economists in January. A similar mid-year poll put expected economic growth rates for the third and fourth quarters of this year at +3.3% and +3.7%, respectively. Continuation of the recovery would eventually mean a stronger profit picture. The weak profit picture is currently the key factor determining stock prices in the view of many investors.

Total Return

For the period ended June 30, 2002                     11 months*

Delaware Small Cap Growth Fund-- Class A Shares          -4.35%
Lipper Small Cap Growth Funds Average (454 funds)       -17.53%
Russell 2000 Growth Index                               -18.01%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Small Cap Growth Funds Average represents the average return of small cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Commencement of fund operations was July 31, 2001.

Market Outlook

The investment landscape has clearly changed in recent years. In our opinion, equity investors are still going through a long and painful process of reining in expectations after years of outsized returns and a technology bubble of historic proportions in the late 1990s. Once that process is complete, and once stronger corporate earnings become apparent, we would expect to see average returns for stocks going forward on the order of approximately seven to 10 percent per year over the long term. In the meantime, we think professionally managed funds remain attractive investment options, and may hold advantages over indexing strategies should the stock market stay range-bound.

There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is imperative, especially with the stock market struggling to find its legs. We also encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals.

In the long run, we are optimistic about the prospects for both the U.S. economy and for equity investing. We believe that the U.S. continues to offer a political and business structure that provides the world's best opportunities for growth, while our nation's wealth of intellectual capital, innovation, and ingenuity is second to none. In our opinion, it takes a Herculean effort to remain pessimistic about the U.S. stock market over long periods. We believe that, like most stock market trends, the environment of overwhelming pessimism that investors have recently created must end in time.

Sincerely,



/s/  Charles E. Haldeman, Jr.
-----------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/  David K. Downes
-----------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                         Delaware Small Cap Growth Fund
  Management Review                                                July 9, 2002


Fund Manager
Gerald S. Frey

Senior Portfolio Manager

The Fund's Results

Stocks experienced substantial volatility from the inception of Delaware Small Cap Growth Fund on July 31, 2001 through the end of its fiscal year on June 30, 2002, as investors looked for signs of an improvement in the overall macroeconomic environment.

Equities were also impacted during the period by September 11 and fears of subsequent terrorist attacks, as well as by concerns about the quality of accounting statements following the troubles of Enron, WorldCom, and others. Growth stocks in particular were hard hit, with the Nasdaq Composite Index declining over 30 percent during the period.

The Fund's performance was also down for the period, returning -4.35% (Class A shares at net asset value with distributions reinvested). However, our return did beat the Fund's benchmark, the Russell 2000 Growth Index, by a considerable margin.

Portfolio Highlights

Consumer stocks were the portfolio's best performers during the period, as personal spending remained steady despite the overall economic slowdown. Financial stocks also did well. The sector benefited from a series of Federal Reserve interest rate cuts that spurred refinancing activity. The Fund's strong relative performance versus the benchmark can be attributed in part to our relative overweighting in these sectors.

Technology companies continued to experience declines in sales and earnings, and stocks in this sector were among the Fund's worst performers. We believe the near-term outlook for the technology sector is still uncertain. Healthcare stocks also declined as several biotechnology companies announced problems relating to drugs in development.

Among individual issues, Hibbett Sporting Goods was the best performer during the period. The stock's value increased by more than 80 percent as the company posted solid sales growth and earnings that exceeded expectations. R & G Financial also rose in value as the company benefited from lower interest rates and strong mortgage activity.

Transwitch was among the worst performing stocks during the period, as its results suffered from an overall decline in telecommunications-related spending. We have exited from our position in Transwitch. Intrabiotics Pharmaceuticals was also down significantly during the period as concerns arose about one of its drugs in development. We remain optimistic, however, about the company's potential and continue to own Intrabiotics shares.

Outlook
Looking forward, we welcome the added scrutiny that the market is placing on companies' financial statements. We consider this trend an affirmation of one of the long-held elements of our overall investment process; selecting only those companies that possess strong balance sheets.

In seeking small growth companies, we look for market leaders, trying to identify companies with strong product cycles and innovative concepts. We look at price-to-earnings ratios, market capitalization, and cash flows, as we strive to determine how attractive a company is relative to others.

While we are disappointed with the equity markets' poor performances over the period, we have used the overall decline in stock prices as an opportunity to add to our positions of companies that we expect will benefit from a market turnaround. While we are uncertain about the timing and magnitude of a market rebound, we are confident that those companies that are able to deliver strong earnings and sales will be rewarded. We have focused our efforts on attempting to find and hold these stocks.

Top 10 Holdings
As of June 30, 2002
                                                                    Percentage
Company                                 Industry                  of Net Assets
--------------------------------------------------------------------------------
1. Redwood Trust                  Financial/Other 4.02%
--------------------------------------------------------------------------------
2. Urban Outfitters               Consumer Non-Durable/Retail           2.40%
--------------------------------------------------------------------------------
3. Pride International            Energy                                2.17%
--------------------------------------------------------------------------------
4. Doral Financial                Banking & Finance                     2.17%
--------------------------------------------------------------------------------
5. Wintrust Financial             Banking & Finance                     2.09%
--------------------------------------------------------------------------------
6. Inspire Pharmaceuticals        Healthcare & Pharmaceuticals          2.07%
--------------------------------------------------------------------------------
7. LIN TV                         Consumer Services                     2.05%
--------------------------------------------------------------------------------
8. Veridian                       Aerospace & Defense                   2.03%
--------------------------------------------------------------------------------
9. Knight Transportation          Transportation & Shipping             1.98%
--------------------------------------------------------------------------------
10. Cost Plus                     Consumer Non-Durable/Retail           1.92%
--------------------------------------------------------------------------------

Top 10 Sectors
As of June 30, 2002
                                                                      Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
1. Consumer Services                                                      14.61%
--------------------------------------------------------------------------------
2. Healthcare & Pharmaceuticals                                           14.58%
--------------------------------------------------------------------------------
3. Consumer Non-Durable/Retail                                            11.01%
--------------------------------------------------------------------------------
4. Banking & Finance                                                       7.16%
--------------------------------------------------------------------------------
5. Technology/Software                                                     5.62%
--------------------------------------------------------------------------------
6. Consumer Non-Durable/Other                                              5.03%
--------------------------------------------------------------------------------
7. Technology/Communications                                               4.62%
--------------------------------------------------------------------------------
8. Technology/Hardware                                                     4.31%
--------------------------------------------------------------------------------
9. Financial/Other                                                         4.02%
--------------------------------------------------------------------------------
10. Transportation & Shipping                                              3.81%
--------------------------------------------------------------------------------

At Delaware


Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.



                                                             [LOGO]

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Small Cap Growth Fund

Fund Basics
As of June 30, 2002
-----------------------------------------
Fund Objective:
The Fund seeks long-term capital growth
-----------------------------------------
Total Fund Net Assets:
$4.62 million
-----------------------------------------
Number of Holdings:
68
-----------------------------------------
Fund Start Date:
July 31, 2001
------------------------------------------------------------------------------
Your Fund Manager:
Gerald Frey received a Bachelor's degree in economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Nasdaq Symbols:

Class A    DSCAX
Class B    DSCBX
Class C    DSCCX

Fund Performance
Total Returns
Through June 30, 2002                   Lifetime
-------------------------------------------------
Class A (Est. 7/31/01)
Excluding Sales Charge                    -4.35%
Including Sales Charge                    -9.87%
-------------------------------------------------
Class B (Est. 7/31/01)
Excluding Sales Charge                    -4.71%
Including Sales Charge                    -9.47%
-------------------------------------------------
Class C (Est. 7/31/01)
Excluding Sales Charge                    -4.71%
Including Sales Charge                    -5.66%
-------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Small Cap Growth Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

The total return for the lifetime period ended June 30, 2002 for Delaware Small Cap Growth Fund's Institutional Class was -4.24%. The Institutional Class shares were first made available on July 31, 2001 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Nasdaq Institutional Class symbol: DSCIX

Performance of a $10,000 Investment
July 31, 2001 (Fund's inception) through June 30, 2002


           Delaware Small Cap
              Growth Fund -          Russell 2000
             Class A Shares          Growth Index
             --------------          ------------

Jul-01         $9,425                 $10,000
Aug-01         $8,992                  $9,375
Sep-01         $7,961                  $7,862
Oct-01         $8,604                  $8,618
Nov-01         $9,126                  $9,338
Dec-01         $9,957                  $9,920
Jan-02         $9,592                  $9,566
Feb-02         $9,125                  $8,947
Mar-02         $9,758                  $9,725
Apr-02         $9,758                  $9,515
May-02         $9,458                  $8,958
Jun-02         $9,015                  $8,199



Chart assumes $10,000 invested on July 31, 2001 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged composite that measures the stocks of small, growth-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement
  of Net Assets

                                                  Delaware Small Cap Growth Fund
                                                  June 30, 2002


                                                         Number of      Market
                                                         Shares         Value

Common Stock - 89.27%
Aerospace & Defense - 2.03%
 +Veridian                                                4,100         $ 93,890
                                                                        --------
                                                                          93,890
                                                                        --------
Banking & Finance - 7.16%
  American Home Mortgage Holding                          4,000           49,960
  Doral Financial                                         3,000          100,170
  Independence Community Bank                             1,100           32,197
  R & G Financial                                         2,200           52,162
  Wintrust Financial                                      2,800           96,796
                                                                        --------
                                                                         331,285
                                                                        --------
Basic Industry/Capital Goods - 1.71%
 +Varian                                                  2,400           79,080
                                                                        --------
                                                                          79,080
                                                                        --------
Business Services - 1.56%
 +Corporate Executive Board                               2,100           71,925
                                                                        --------
                                                                          71,925
                                                                        --------
Consumer Durable/Cyclical - 1.19%
 +Gentex                                                  2,000           54,940
                                                                        --------
                                                                          54,940
                                                                        --------
Consumer Non-Durable/Other - 5.03%
 +American Italian Pasta Class A                          1,400           71,386
 +Constellation Brands                                    2,300           73,600
 +Green Mountain Coffee                                   2,000           42,420
 +Krispy Kreme Doughnuts                                  1,400           45,066
                                                                        --------
                                                                         232,472
                                                                        --------
Consumer Non-Durable/Retail - 11.01%
 +Coach                                                   1,600           87,840
 +Cost Plus                                               2,900           88,682
 +Hibbett Sporting Goods                                  2,600           66,040
 +Hot Topic                                               1,900           50,749
 +School Specialty                                        1,600           42,496
 +Urban Outfitters                                        3,200          111,104
 +Wet Seal                                                2,550           61,965
                                                                        --------
                                                                         508,876
                                                                        --------
Consumer Services - 14.61%
 +California Pizza Kitchen                                1,800           44,640
 +CEC Entertainment                                       1,500           61,950
 +Cumulus Media                                           6,200           85,436
 +Extended Stay America                                   3,600           58,392
 +Getty Images                                            3,100           67,487
  Landry's Restaurants                                    2,600           66,326
 +LIN TV Class A                                          3,500           94,640
 +Sonic                                                   2,800           87,948
 +The Cheesecake Factory                                  2,400           85,152
 +West                                                    1,100           24,266
                                                                        --------
                                                                         676,237
                                                                        --------
Energy - 2.17%
 +Pride International                                     6,400          100,224
                                                                        --------
                                                                         100,224
                                                                        --------

                                                         Number of      Market
                                                         Shares         Value

Common Stock (continued)
Financial/Other - 4.02%
  Redwood Trust                                           6,000         $186,000
                                                                        --------
                                                                         186,000
                                                                        --------
Healthcare & Pharmaceuticals - 14.58%
 +CIMA Labs                                               1,800           43,416
 +CV Theraputics                                            700           13,034
 +First Horizon Pharmaceutical                            2,500           51,725
 +Inhale Therapeutic Systems                              4,600           43,654
 +Inspire Pharmaceuticals                                24,900           95,865
 +Intrabiotics Pharmaceuticals                           35,800           46,540
 +Medicis Pharmaceutical Class A                          1,700           72,692
 +Neurocrine Biosciences                                  2,300           65,895
 +Pain Therapeutics                                       4,600           38,456
 +Tanox Biosystems                                        5,700           61,731
 +Trimeris                                                1,900           84,341
 +Xoma                                                   14,200           56,658
                                                                        --------
                                                                         674,007
                                                                        --------
Healthcare/Devices - 2.31%
 +Conceptus                                               3,900           64,311
 +Fischer Imaging                                         5,000           42,526
                                                                        --------
                                                                         106,837
                                                                        --------
Healthcare/Other - 3.53%
 +Cross Country                                           1,100           41,580
 +Medical Staffing Network                                1,500           36,750
 +Province Healthcare                                     3,800           84,968
                                                                        --------
                                                                         163,298
                                                                        --------
Technology/Communications - 4.62%
 +Advanced Fibre Communications                           4,900           81,046
 +Ciena                                                   2,060            8,632
 +O2Micro International Limited                           5,900           61,065
 +Sonus Networks                                         14,500           29,290
 +Tekelec                                                 4,200           33,726
                                                                        --------
                                                                         213,759
                                                                        --------
Technology/Hardware - 4.31%
 +Brooks-PRI Automation                                   2,800           71,568
 +CoorsTek                                                2,000           61,820
 +Cymer                                                     500           17,520
 +Globespan Virata                                       12,500           48,375
                                                                        --------
                                                                         199,283
                                                                        --------
Technology/Software - 5.62%
 +Agile Software                                         10,500           76,335
 +Exult                                                   3,500           22,750
  Henry(Jack) & Associates                                3,600           60,084
 +Integral Systems                                        3,300           72,006
 +Webex Communications                                    1,800           28,620
                                                                        --------
                                                                         259,795
                                                                        --------

Statement                                         Delaware Small Cap Growth Fund
  of Net Assets (continued)

                                                        Number of       Market
                                                           Shares        Value
Common Stock (continued)
Transportation & Shipping - 3.81%
 +Heartland Express                                       3,526      $   84,377
 +Knight Transportation                                   3,950          91,601
                                                                     ----------
                                                                        175,978
                                                                     ----------
Total Common Stock (cost $ 4,289,461)                                 4,127,886
                                                                     ----------
                                                      Principal
                                                      Amount

Commercial Paper - 9.73%
  Federal Farm Credit Discount Note
    1.70%   7/9/02
                                                       $210,000         209,921
  Freddie Mac Discount Note
    1.72%   7/17/02                                      90,000          89,931

  Freddie Mac Discount Note
    1.88%   7/1/02                                      150,000         150,000
                                                                       --------
Total Commercial Paper (cost $ 449,852)                                 449,852
                                                                     ----------
Total Market Value of Securities - 99.00%
  (cost $ 4,739,313)                                                  4,577,738
Receivables and Other Assets Net of Liabilities - 1.00%                  46,268
                                                                     ----------
Net Assets Applicable to 569,186 Shares
  Outstanding-100.00%                                                $4,624,006
                                                                     ----------
Net Asset Value - Delaware Small Cap Growth Fund
  Class A ($1,130,368 / 139,045 Shares)                                   $8.13
                                                                          -----
Net Asset Value - Delaware Small Cap Growth Fund
  Class B ($783,192 / 96,672 Shares)                                      $8.10
                                                                          -----
Net Asset Value - Delaware Small Cap Growth Fund
  Class C ($795,158 / 98,172 Shares)                                      $8.10
                                                                          -----
Net Asset Value - Delaware Small Cap Growth Fund
  Institutional Class ($1,915,288 / 235,297 Shares)                       $8.14
                                                                          -----
Components of Net Assets at June 30, 2002:
Shares of beneficial interest (unlimited authorization-
  no par)                                                            $4,819,435
Accumulated net realized loss on investments                            (33,854)
Net unrealized depreciation of investments                             (161,575)
                                                                     ----------
Total net assets                                                     $4,624,006
                                                                     ----------

+Non-income producing security for the year ended June 30, 2002.

Net Asset Value and Offering Price per Share-
  Delaware Small Cap Growth Fund
Net asset value Class A (A)                                              $8.13
Sales charge (5.75% of offering price, or 6.15% of
  amount invested per share) (B)                                          0.50
                                                                         -----
Offering price                                                           $8.63
                                                                         -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                         Delaware Small Cap Growth Fund
  of Operations              For the period July 31, 2001* through June 30, 2002



Investment Income:
 Dividends                                                  $15,094
 Interest                                                     8,435    $23,529
                                                            -------    -------

Expenses:
 Registration fees                                           88,734
 Reports and statements to shareholders                      36,236
 Management fees                                             28,667
 Dividend disbursing and transfer agent fees and expenses    11,062
 Distribution expense - Class A                               1,079
 Distribution expense - Class B                               2,995
 Distribution expense - Class C                               3,245
 Custodian fees                                               5,069
 Accounting and administration                                1,238
 Trustees' fees                                                 678
 Professional fees                                              352
 Other                                                        2,586    181,941
                                                            -------
 Less expenses absorbed or waived                                     (135,938)
 Less expenses paid indirectly                                            (139)
                                                                     ---------
 Total expenses                                                         45,864
                                                                     ---------
Net Investment Loss                                                    (22,335)
                                                                     ---------
Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                      (33,854)
 Net change in unrealized appreciation/depreciation
  of investments                                                      (161,575)
                                                                     ---------
Net Realized and Unrealized Loss on Investments                       (195,429)
                                                                     ---------

Net Decrease in Net Assets Resulting from Operations                 $(217,764)
                                                                     =========
*Date of commencement of operations

See accompanying notes

Statement                                         Delaware Small Cap Growth Fund
  of Changes in Net Assets

                                                                      7/31/01*
                                                                         to
                                                                      6/30/02

Decrease in Net Assets from Operations:
 Net investment loss                                                $  (22,335)
 Net realized loss on investments                                      (33,854)
 Net change in unrealized appreciation/depreciation of investments    (161,575)
                                                                      --------
 Net decrease in net assets resulting from operations                 (217,764)
                                                                      --------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                            1,486,317
  Class B                                                              933,413
  Class C                                                            1,022,284
  Institutional Class                                                2,001,254
                                                                     ---------
                                                                     5,443,268
                                                                     ---------
Cost of shares repurchased:
  Class A                                                             (309,502)
  Class B                                                             (105,497)
  Class C                                                             (186,499)
  Institutional Class                                                       --
                                                                     ---------
                                                                     (601,498)

Increase in net assets derived from capital share transactions       4,841,770
                                                                     ---------
Net Increase in Net Assets                                           4,624,006

Net Assets:
  Beginning of period                                                       --
                                                                    ----------
End of period                                                       $4,624,006
                                                                    ==========
*Date of commencement of operations

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                                              Delaware Small Cap Growth Fund
                                                            Class A             Class B          Class C     Institutional Class
                                                          7/31/01(1)          7/31/01(1)        7/31/01(1)         7/31/01(1)
                                                              to                 to                 to                 to
                                                            6/30/02            6/30/02           6/30/02            6/30/02


Net asset value, beginning of period                        $8.500             $8.500             $8.500             $8.500

Income (loss) from investment operations:
Net investment loss(2)                                      (0.059)            (0.118)            (0.117)            (0.040)
Net realized and unrealized loss
 on investments                                             (0.311)            (0.282)            (0.283)            (0.320)
                                                            ------             ------             ------             ------
Total from investment operations                            (0.370)            (0.400)            (0.400)            (0.360)
                                                            ------             ------             ------             ------

Net asset value, end of period                              $8.130             $8.100             $8.100             $8.140
                                                            ======             ======             ======             ======

Total return(3)                                             (4.35%)            (4.71%)            (4.71%)            (4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $1,130               $783               $795             $1,915
Ratio of expenses to average net assets                      1.60%              2.35%              2.35%              1.35%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                   6.34%              7.09%              7.09%              6.09%
Ratio of net investment loss to average
 net assets                                                 (0.77%)            (1.52%)            (1.52%)            (0.52%)
Ratio of net investment loss to average
  net assets prior to expense limitation
  and expenses paid indirectly                              (5.51%)            (6.26%)            (6.26%)            (5.26%)

Portfolio turnover                                            138%               138%               138%               138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                            Delaware Small Cap Growth Fund
  to Financial Statements                        June 30, 2002

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Small Cap Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. The Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class.Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $69 for the period ended June 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended June 30, 2002 were approximately $70. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 1.00% on the first $250 million of average daily net assets of the Fund, 0.90% on the next $250 million and 0.75% on average daily net assets in excess of $500 million.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions, and extraordinary expenses do not exceed 1.35% of average daily net assets of the Fund through August 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (currently set by the Board of Trustees at 0.25%) of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distributions expenses are paid by Institutional Class shares.

For the period ended June 30, 2002, DDLP earned $1,968 for commissions on sales of the Fund's Class A shares.

Notes                                             Delaware Small Cap Growth Fund
  to Financial Statements (continued)
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At June 30, 2002, the Fund had receivables from or liabilities payables to affiliates as follows:

  Dividend disbursing, transfer agent fees, accounting
    and other expenses payable to DSC                                   $ 1,447
  Other expenses payable to DMC and affiliates                          $ 3,883
  Receivable from DMC under expense limitation                         $ 47,220

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended June 30, 2002, the Fund made purchases of $7,824,159 and sales of $3,500,860 of investment securities other than U.S. government securities and short-term investments.

At June 30, 2002, the cost of investments for federal income tax purposes was $4,767,140. At June 30, 2002, net unrealized depreciation was $189,402, of which $382,065 related to unrealized appreciation of investments and $571,467 related to unrealized depreciation of investments.

4. Dividend and Distribution
Information Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. During the period ended June 30, 2002 , there were no dividends or distributions paid.

As of June 30, 2002, the components of net assets on a tax basis were as follows:

 Shares of beneficial interest                                      $4,819,435
 Capital loss carryforwards                                             (6,027)
 Unrealized depreciation of investments                               (189,402)
                                                                    ----------
 Net assets                                                         $4,624,006
                                                                    ----------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,027 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                                  7/31/01*
                                                                     to
                                                                  6/30/02

Shares sold:
 Class A                                                         174,760
 Class B                                                         109,175
 Class C                                                         121,026
 Institutional Class                                             235,297
                                                                 -------
                                                                 640,258
                                                                 -------

Shares repurchased:
 Class A                                                         (35,715)
 Class B                                                         (12,503)
 Class C                                                         (22,854)
 Institutional Class                                                  --
                                                                 -------
                                                                 (71,072)
                                                                 -------
Net increase                                                     569,186
                                                                 =======
*Date of commencement of operations.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investment Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2002, or at any time during the period.

7. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -
  Delaware Small Cap Growth Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Growth Fund (the "Fund") as of June 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the period July 31, 2001 (commencement of operations) through June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Growth Fund at June 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the period July 31, 2001 (commencement of operations) through June 30, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------------


Philadelphia, Pennsylvania
August 9, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                            Principal                 Number of             Other
            Name,              Position(s)                                Occupation(s)          Portfolios in Fund    Directorships
           Address             Held with            Length of Time            During               Complex Overseen        Held by
       and Birthdate            Fund(s)               Served               Past 5 Years                by Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
    Interested Trustees
Charles E. Haldeman, Jr.(1)    Chairman               2 Year            Since January 1, 2000,           89                  None
     2005 Market Street       and Trustee                             Mr. Haldeman has served in
      Philadelphia, PA                                              various capacities at different
            19103                                                   times at Delaware Investments(2)

      October 29, 1948                                              President/Chief Operating
                                                                         Officer/Director -
                                                                      United Asset Management
                                                                  (January 1998 - January 2000)

                                                                         Partner/Director -
                                                                       Cooke and Bieler, Inc.
                                                                      (Investment Management)
                                                                     (June 1974 - January 1998)

     David K. Downes(3)        President,           9 Years -              Mr. Downes has               107    Director/President -
     2005 Market Street     Chief Executive      Executive Officer       served in various                      Lincoln National
      Philadelphia, PA          Officer,                                executive capacities                  Convertible Securities
            19103           Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                          Officer and Trustee                          at Delaware Investments
      January 8, 1940                                                                                          Director/President -
                                                                                                                Lincoln National
                                                                                                                Income Fund, Inc.
    Independent Trustees

      Walter P. Babich           Trustee            14 Years             Board Chairman -              107            None
    460 North Gulph Road                                              Citadel Constructors, Inc.
    King of Prussia, PA                                                    (1989 - Present)
            19406

      October 1, 1927

       John H. Durham            Trustee            23 Years(4)           Private Investor              107          Trustee -
        P.O. Box 819                                                                                               Abington Memorial
     Gwynedd Valley, PA                                                                                              Hospital
            19437

       August 7, 1937                                                                                           President/Director -
                                                                                                                 22 WR Corporation

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                            Principal                 Number of             Other
     Name,                     Position(s)                                Occupation(s)          Portfolios in Fund   Directorships
   Address                     Held with            Length of Time            During               Complex Overseen        Held by
and Birthdate                   Fund(s)               Served               Past 5 Years                by Trustee          Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

      John A. Fry               Trustee               1 Year                President-                    89         Director -
     P.O. Box 3003                                                    Franklin & Marshall College                 Sovereign Bancorp
     Lancaster, PA                                                       (June 2002 - Present)
         17604

                                                                        Executive Vice President -                   Director -
                                                                        University of Pennsylvania                 Sovereign Bank
     May 28, 1960                                                        (April 1995 - June 2002)

   Anthony D. Knerr             Trustee             12 Years        Founder/Managing Director -          107           None
   500 Fifth Avenue                                                  Anthony Knerr & Associates
     New York, NY                                                         (1990 - Present)
         10110

   December 7, 1938

     Ann R. Leven                Trustee            13 Years       Treasurer/Chief Fiscal Officer -      107         Director -
    785 Park Avenue                                                    National Gallery of Art                  Recoton Corporation
     New York, NY                                                            (1994 - 1999)
         10021                                                                                                       Director -
                                                                                                                  Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                 Warhol Foundation

   Thomas F. Madison             Trustee             8 Years             President/Chief                 107     Director - Valmont
200 South Fifth Street                                                  Executive Officer -                        Industries, Inc.
      Suite 2100                                                         MLM Partners, Inc.
    Minneapolis, MN                                                  (Small Business Investing                     Director - ACI
         55402                                                            and Consulting)                         Telecentrics Inc.
                                                                      (January 1993-Present)
   February 25, 1936                                                                                             Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                     Corporation

   Janet L. Yeomans              Trustee             3 Years         Vice President Treasurer -          107            None
 Building 220-13W-37                                                      3M Corporation
     St. Paul, MN                                                      (July 1995 - Present)
         55144

                                                                       Ms. Yeomans has held
    July 31, 1948                                                        various management
                                                                    positions at 3M Corporation
                                                                            since 1983.

                                                                            Principal               Number of            Other
     Name,                     Position(s)                                Occupation(s)        Portfolios in Fund     Directorships
   Address                     Held with            Length of Time            During             Complex Overseen        Held by
and Birthdate                   Fund(s)               Served               Past 5 Years         by Trustee/Officer   Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------

Officers

  William E. Dodge            Executive Vice           2 Years        Executive Vice President and          107                None
 2005 Market Street           President and                            Chief Investment Officer -
  Philadelphia, PA           Chief Investment                            Equity of Delaware
        19103                Officer - Equity                       Investment Advisers, a series of
                                                                          Delaware Management

   June 29, 1949                                                              Business Trust
                                                                        (April 1999 - Present)

                                                                           President, Director
                                                                           of Marketing and
                                                                       Senior Portfolio Manager -
                                                                       Marvin & Palmer Associates
                                                                        (Investment Management)
                                                                       (August 1996 - April 1999)

  Jude T. Driscoll            Executive Vice          1 Year         Executive Vice President and          107                None
 2005 Market Street           President and                            Head of Fixed-Income of
  Philadelphia, PA               Head of                             Delaware Investment Advisers,
        19103                  Fixed-Income                              a series of Delaware
                                                                       Management Business Trust
   March 10, 1963                                                       (August 2000 - Present)

                                                                        Senior Vice President and
                                                                     Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                        (June 1998 - August 2000)

                                                                           Managing Director -
                                                                      NationsBanc Capital Markets
                                                                      (February 1996 - June 1998)

Richard J. Flannery     Executive Vice President,     5 Years           Mr. Flannery has served in         107                None
 2005 Market Street        General Counsel and                         various executive capacities
  Philadelphia, PA    Chief Administrative Officer                        at different times at
        19103                                                              Delaware Investments.

 September 30, 1957

Richelle S. Maestro     Senior Vice President,        9 Years           Ms. Maestro has served in          107                None
 2005 Market Street     Deputy General Counsel                         various executive capacities
  Philadelphia, PA           and Secretary                                 at different times at
        19103                                                               Delaware Investments.

 November 26, 1957

 Michael P. Bishof      Senior Vice President         6 Years            Mr. Bishof has served in          107                None
 2005 Market Street          and Treasurer                             various executive capacities
  Philadelphia, PA                                                        at different times at
        19103                                                             Delaware Investments.

  August 18, 1962


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This annual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Trustees                             Affiliated Officers                       Contact Information

Charles E. Haldeman, Jr.                      William E. Dodge                          Investment Manager
Chairman                                      Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds          Chief Investment Officer, Equity          Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                        Delaware International Advisers Ltd.
Board Chairman                                Jude T. Driscoll                          London, England
Citadel Constructors, Inc.                    Executive Vice President and
King of Prussia, PA                           Head of Fixed Income                      National Distributor
                                              Delaware Investments Family of Funds      Delaware Distributors, L.P.
David K. Downes                               Philadelphia, PA                          Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds          Richard J. Flannery                       Shareholder Servicing, Dividend
Philadelphia, PA                              President and Chief Executive Officer     Disbursing and Transfer Agent
                                              Delaware Distributors, L.P.               Delaware Service Company, Inc.
John H. Durham                                Philadelphia, PA                          2005 Market Street
Private Investor                                                                        Philadelphia, PA 19103-7094
Gwynedd Valley, PA                            Richelle S. Maestro
                                              Senior Vice President, Deputy General     For Shareholders
John A. Fry                                   Counsel and Secretary                     800 523-1918
President                                     Delaware Investments Family of Funds
Franklin & Marshall College                   Philadelphia, PA                          For Securities Dealers and Financial
Lancaster, PA                                                                           Institutions Representatives Only
                                              Michael P. Bishof                         800 362-7500
Anthony D. Knerr                              Senior Vice President and Treasurer
Consultant                                    Delaware Investments Family of Funds      Web site
Anthony Knerr & Associates                    Philadelphia, PA                          www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN




(6431)                                                        Printed in the USA
AR-509 [6/02] VG 8/02                                                      J8456